CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS) - USD ($) $ in Thousands	12 Months Ended
	Sep. 30, 2017	Sep. 30, 2016	Sep. 30, 2015
CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
Net income (loss)	$ (11,209)	$ 1,735	$ 22,914
Other comprehensive income (loss):
Adjustment to pension liability, net of tax	13,180	(19,584)	(15,791)
Foreign currency translation	1,440	(47,872)	(31,430)
Change in unrealized gains/losses from cash flow hedges:
Change in fair value of cash flow hedges, net of tax	(1,071)	464	1,574
Adjustment for net gains/losses realized and included in net income, net of tax	(358)	(989)	(817)
Total change in unrealized gains/losses realized from cash flow hedges, net of tax	(1,429)	(525)	757
Total other comprehensive income (loss)	13,191	(67,981)	(46,464)
Total comprehensive income (loss)	$ 1,982	$ (66,246)	$ (23,550)